UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2014

LIGHTLAKE THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Nevada	333-139915	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

96-98 Baker Street, First Floor, London, England W1U 6TJ

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: 44 (0) 203 617 8739

86 Gloucester Place, Ground Floor Suite, London, England W1U 6HP

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 14, 2014, Lightlake Therapeutics Inc. (the “Company”) held its annual meeting of stockholders for the fiscal year ended July 31, 2013 (the “Meeting”). At the Meeting, the stockholders voted on the following nine (9) proposals, described in detail in the Company’s Definitive Proxy Statement for the Meeting (the “Proxy Statement”) filed with the Securities and Exchange Commission on September 11, 2014. On August 25, 2014, the record date for determining which stockholders were entitled to vote at the Meeting, there were 178,692,009 shares of the Company’s common stock, the Company’s only class of voting securities, outstanding.  The holders of 53.46% of the Company’s shares of common stock outstanding (95,532,844) submitted votes by proxy or in person at the Meeting, constituting a quorum.

The following are the final voting results for each of the nine items voted on at the meeting:

Proposal 1 — To Authorize An Amendment To The Company's Articles Of Incorporation To Be Filed With The State By The Board, As Determined By The Board In Its Sole Discretion, Which Would Increase The Number Of Authorized Shares Of Common Stock From 200,000,000 To 1,000,000,000.

For	Against	Abstain/Withhold	Broker Non- Votes

92,392,778	2,435,040	705,022	N/A

The affirmative vote of a majority of the Company’s outstanding shares voted in favor of the Company amending its articles of incorporation with regard to increasing the number of authorized shares.

Proposal 2 — To Authorize An Amendment To The Company’s Articles Of Incorporation To Effect Multiple Reverse Stock Splits Of The Outstanding Shares Of The Company’s Common Stock, At A Reverse Stock Split Ratio Of Up To 1-For-100, As Determined By The Board In Its Sole Discretion.

For	Against	Abstain/Withhold	Broker Non- Votes

92,047,726	3,234,973	250,142	N/A

The affirmative vote of a majority of the Company’s outstanding shares voted in favor of the Company amending its articles of incorporation with regard to the reverse stock split.

Proposal 3.1 — Election Of Dr. Michael Sinclair As A Director.

For	Against	Abstain/Withhold	Broker Non-Votes

66,567,696	28,000	83,150	28,853,998

Dr. Sinclair received more votes than any other nominee for the same director’s seat. Dr. Sinclair was duly elected to serve as a director of the Company until the Company’s next annual meeting of stockholders or until his successor shall have been duly elected and qualified.

Proposal 3.2 — Election Of Dr. Roger Crystal As A Director.

For	Against	Abstain/Withhold	Broker Non-Votes

65,015,560	1,580,136	83,150	28,853,998

Dr. Crystal received more votes than any other nominee for the same director’s seat. Dr. Crystal was duly elected to serve as a director of the Company until the Company’s next annual meeting of stockholders or until his successor shall have been duly elected and qualified.

Proposal 3.3 — Election Of Mr. Kevin Pollack As A Director.

For	Against	Abstain/Withhold	Broker Non-Votes

66,400,204	28,000	250,642	28,853,998

Mr. Pollack received more votes than any other nominee for the same director’s seat. Mr. Pollack was duly elected to serve as a director of the Company until the Company’s next annual meeting of stockholders or until his successor shall have been duly elected and qualified.

Proposal 3.4 — Election Of Mr. Geoffrey Wolf As A Director.

For	Against	Abstain/Withhold	Broker Non-Votes

65,400,204	28,000	1,250,642	28,853,998

Mr. Wolf received more votes than any other nominee for the same director’s seat. Mr. Wolf was duly elected to serve as a director of the Company until the Company’s next annual meeting of stockholders or until his successor shall have been duly elected and qualified.

Proposal 4 — Advisory Vote To Approve The Compensation Of The Named Executive Officers.

For	Against	Abstain/Withhold	Broker Non-Votes

58,241,735	8,186,969	250,142	28,853,998

This non-binding advisory vote regarding the compensation of named executive officers was approved because there was a quorum and the votes cast “FOR” the proposal exceeded those cast against the proposal.

Proposal 5 — Advisory Vote To Determine The Frequency Of Future Advisory Votes On The Compensation Of The Named Executive Officers.

1 Year	2 Years	3 Years	Broker Non-Votes

16,152,994	1,000	49,320,901	30,057,949

This non-binding advisory vote resulted in a frequency of three years with regard to future advisory votes on the compensation of named executive officers because there was a quorum and the affirmative vote of a majority of those voting voted for three years.

Proposal 6 — Ratification Of The Appointment Of MaloneBailey, LLP.

For	Against	Abstain/Withhold	Broker Non- Votes

94,512,844	20,000	1,000,000	N/A

The appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm was ratified because there was a quorum and the votes cast “FOR” the proposal exceeded those cast against the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lightlake Therapeutics Inc.

Dated: October 15, 2014	By:	/s/ Dr. Roger Crystal
		Name:	Dr. Roger Crystal
		Title:	President and Chief Executive Officer